SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 27, 2001


                             USA EDUCATION, INC.
                             -------------------
            (Exact name of registrant as specified in its charter)



DELAWARE                   File No. 001-13251        52-2013874

(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



               11600 Sallie Mae Drive, Reston, Virginia 20153
             ---------------------------------------------------
             (Address of principal executive offices) (zip code)



    Registrant's telephone number, including area code:   (703) 810-3000
                                                          --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On February 27, 2001, USA Education, Inc. consummated the issuance of $500,000,000 of Senior Notes due February 18, 2003.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Form Financial Information:

            Not applicable.

      (c)   Exhibits:

            1.1 Underwriting agreement, dated February 22, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Credit Suisse First Boston Corporation, as representatives of the underwriters

            1.2 Pricing agreement, dated February 22, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Credit Suisse First Boston Corporation, as representatives of the underwriters

            4.1.1 Second Supplemental Indenture, dated as of February 27, 2001, between USA Education, Inc. and The Chase Manhattan Bank, as trustee

            4.1.2 Form of Global Certificates for $500,000,000 of Senior Notes
                  Due February 18, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       USA Education, INC.



                                       By:    /s/ John F. Remondi
                                          --------------------------------------
                                          Name: John F. Remondi
                                          Title: Executive Vice President &
                                                 Chief Financial Officer


Dated:  February 27, 2001

                               USA EDUCATION, INC.

                                    Form 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.      DESCRIPTION
-----------      -----------

1.1 Underwriting agreement, dated February 22, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Credit Suisse First Boston Corporation, as representatives of the underwriters

1.2 Pricing agreement, dated February 22, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Credit Suisse First Boston Corporation, as representatives of the underwriters

4.1.1 Second Supplemental Indenture, dated as of February 27, 2001, between USA Education, Inc. and The Chase Manhattan Bank, as trustee

4.1.2 Form of Global Certificates for $500,000,000 of Senior Notes Due February 18, 2001